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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):    November 19, 1998

                           -------------------------


                                LOGILITY, INC.
            (Exact name of registrant as specified in its charter)


            Georgia                  0-23057                      58-2281338
(State or other jurisdiction of    (Commission                 (I.R.S.Employer
 incorporation or organization)    File Number)              Identification No.)

                        470 East Paces Ferry Road, N.E.
                             Atlanta, Georgia 30305
          (Address of principal executive offices, including Zip Code)

                                  404/261-9777
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)
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Item 5.   Other Events.
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          On November 19, 1998, the Company issued a press release regarding
Board approval of repurchases of up to 800,000 shares of common stock. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference thereto.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c) The following Exhibit is attached to this Report and incorporated herein by reference:

              Exhibit 99.1 Press Release of Logility, Inc. dated November 19, 1998.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LOGILITY , INC.
                              (Registrant)

Date: December 4, 1998        By: /s/ James M. Modak
              ---                ------------------------------------

                              Name and Title: James M. Modak,
                                              Chief Financial Officer
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                                 EXHIBIT INDEX
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  EXHIBIT                                                PAGE NUMBER
  -------                                                -----------

    99.1       Press Release of Logility, Inc.                4
               issued on November 19, 1998

                                       3